Exhibit 10.4

AMENDED AND RESTATED AGREEMENT OF BORROWER

THIS AMENDED AND RESTATED AGREEMENT OF BORROWER is made and entered into this 31st day of January 2005, by and among T-BIRD NEVADA, LLC, a Nevada limited liability company, (“Borrower”), THOMAS J. SHANNON, JR. (“Member”), OUTBACK STEAKHOUSE, INC., a Delaware corporation ("OSI"), and the franchisees listed on Exhibit A, attached hereto and incorporated herein (the “Franchisees”).

W I T N E S S E T H:

WHEREAS, Borrower is a party to that certain Loan Agreement dated March 17, 1997 (the “Original Loan Agreement”) pursuant to which Borrower obtained a non-revolving line of credit from Barnett Bank, N.A., a national banking association (“Barnett”), with a maximum aggregate principal amount of twenty-five million and no/100 dollars ($25,000,000) (the "Original Line of Credit") to finance the construction and operation of Outback Steakhouse® restaurants owned and operated by the Franchisees; and

WHEREAS, Borrower and Bank of America, N.A. (“Lender”), the successor in interest to Barnett, renewed the Original Line of Credit and increased the maximum aggregate principal amount to thirty-five million and no/100 dollars ($35,000,000) (the “Existing Line of Credit”) pursuant to that certain Amended and Restated Loan Agreement dated February 6, 2001 (“Existing Loan Agreement”); and

WHEREAS, the Borrower has requested that the Lender renew the Existing Line of Credit and Lender has agreed the make available to Borrower a thirty-five million and no/100 dollar ($35,000,000) revolving line of credit (the “Line of Credit”) upon the execution of that certain Second Amended and Restated Loan Agreement dated as of December 31, 2004 (the “Loan Agreement”); and

WHEREAS, to induce the Lender to execute the Original Loan Agreement and Existing Loan Agreement and to grant the Original Line of Credit and Existing Line of Credit to Borrower, OSI executed that certain Unconditional Guaranty Agreement dated effective March 17, 1997 (the “Original Guaranty Agreement”) and the Amended and Restated Unconditional Guaranty Agreement dated February 6, 2001; and

WHEREAS, to induce the Lender to renew the Existing Line of Credit, OSI has agreed to execute that certain Second Amended and Restated Unconditional Guaranty Agreement dated effective December 31, 2004 (the “Guaranty Agreement”); and

WHEREAS, to induce OSI to execute the Original Guaranty Agreement, the Borrower, the Franchisees and the Member entered into that certain Agreement dated May 11, 1998 (the “Original Agreement”) with OSI, pursuant to which the Borrower, the Franchisees and the Member granted to OSI a reduction in purchase price, should OSI, or any of its subsidiaries or Affiliates, as defined below, (each an “OSI Entity”) opted to purchase any Outback Steakhouse® restaurant then owned or later acquired by the Franchisees and granted OSI the right succeed to all rights of the Lender with respect to any amounts OSI became obligated to pay to the Lender under the Original Guaranty Agreement.

WHEREAS, to induce OSI to execute the Guaranty Agreement, the Borrower, the Franchisees and the Member agree to amend and restate the Original Agreement to add additional Franchisees as parties to the Agreement; and to make such other changes as provided herein; and

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Incorporation of Recitals. The foregoing recitals are true and correct and are incorporated as a part of this Agreement.

2.  Definitions.

a)    Affiliate. As used in this Agreement, the term “affiliate” shall include any corporation, partnership or other entity which controls, or is controlled by, or is under common control with, the party at issue, and all directors, officers, and partners of such corporation, partnership or entity, as the case may be.

b)    Additional Franchisees. The parties hereto agree that for all purposes of this Agreement, the term “Franchisee” shall include, in addition to those individuals or entities listed on Exhibit A, the owners of all Outback Steakhouse® restaurants, now existing or hereafter opened, that are owned or operated by the Borrower, any Franchisee, the Member, or any Affiliate of any them and for which funds from the Line of Credit have been used (each an “Additional Franchisee”). OSI shall have the right to unilaterally amend Exhibit A of this Agreement, from time to time, to add any Additional Franchisee.

3.  Default under Franchise Agreement. The parties agree that any default under the Line of Credit, Loan Agreement, or related documents shall constitute a default under all of the Franchise Agreements entered into by the Borrower, the Member, any Franchisee, and/or any Affiliate of them, with respect to the Outback Steakhouse® restaurants owned or operated by the Franchises (the “Franchise Agreements”). In such event, in addition to any other rights which OSI may have pursuant to this Agreement, the Loan Agreement, the Guarantee Agreement or applicable law, OSI shall have the right to exercise any and all of its rights upon default under the Franchise Agreements.

4.  Rights of Lender. The parties agree that n the event of any default under the Line of Credit, Loan Agreement or related documents for which OSI pays and/or performs any of the obligations of the Borrower pursuant to the Guaranty, OSI shall have the right to succeed to any and all rights of the Lender with respect to any and all obligations, liabilities, damages, losses, interest, costs, expenses and other charges on account of, arising from, or relating to the Line of Credit, the Loan Agreement and/or the Guaranty Agreement, regardless of when the same may be assessed or imposed.

5.  Reduction in Purchase Price. As consideration for executing the Guaranty, Borrower, the Member and the Franchisees agree that in the event that any OSI Entity elects to purchase any Outback Steakhouse® restaurant owned by any Franchisee whether or not as a result of the right to do so under the Franchise Agreements, the purchase price for such restaurant, as determined pursuant to the Franchise Agreement governing such restaurant or as negotiated by the parties, shall be reduced by five percent (5%).

6.  Representation of Member. Member represents and warrants to OSI that he has the power and authority to enter into this Agreement, in his individual capacity, as an authorized representative of Borrower, and as an authorized representative of the general partner of each Franchisee.

7.  Notices. All notices, demands, requests or other communications or deliveries that may be or are required to be given, served or sent by either OSI, the Borrower, the Franchisees or the Member pursuant to this Agreement shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid or transmitted by hand delivery, recognized national overnight delivery service, telegram or telex, addressed as follows:

If to the Borrower,	Mr. Thomas J. Shannon, Jr.
the Member or	13000 North Dale Mabry Highway
any Franchisee	Tampa, Florida 33618

If to OSI or any:	OUTBACK STEAKHOUSE, INC.
OSI Entity	2202 N. Westshore, Blvd., 5th Floor
Tampa, Florida 33607
Attention: Joseph J. Kadow, General Counsel

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OSI, the Borrower, the Franchisees, and the Member may designate, by written notice, a new address, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

8.  Counterparts. This Agreement may be executed in any number of identical counterparts, each of which when so executed and delivered shall be deemed an original and such counterparts together shall constitute only one original.

9.  Successors and Assigns. This Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the Borrower, the Member, the Franchisees and OSI and their respective successors and assigns.

10.  Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without giving effect to principles of comity or conflicts of law thereof.

11.  Headings. All headings and captions in this Agreement are intended solely for the convenience of the Borrower, the Franchisees, the Member and OSI and none shall be deemed to affect the meaning or construction of any provision hereof.

12.  Construction. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter, or plural, where applicable.

13.  Jurisdiction and Venue. The Borrower, the Franchisees and the Member agree that any action relating to this Agreement, brought by either OSI, the Borrower, the Franchisees or the Member in any court, whether federal or state, shall be brought within the State of Florida in the judicial circuit in which OSI has its principal place of business. The Borrower, the Franchisee and the Member agree to submit to the personal jurisdiction of such courts and hereby waives all questions of personal jurisdiction or venue for the purpose of carrying out this provision, including, without limitation, the claim or defense therein that such courts constitute an inconvenient forum.

14.  No Waiver. The failure of OSI to enforce any of the provisions of this Agreement or to assert of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, and the same shall continue in full force and effect. No single or partial exercise of OSI’s rights hereunder shall preclude the further exercise of such rights or the assertion of OSI of any other right or remedy.

15.  Enforcement. In the event it is necessary for OSI to retain legal counsel or institute legal proceedings to enforce the terms of this Agreement, if OSI is the prevailing party, OSI shall be entitled to receive from the Borrower, Franchisees and/ or the Member, in addition to all other remedies, all costs of such enforcement including, without limitation, attorney's fees and court costs and including appellate proceedings.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“Member”

THOMAS J. SHANNON, JR.
individually

“Borrower”

T-BIRD NEVADA, LLC
a Nevada limited liability company

By:
Thomas J. Shannon, Jr.
Title:

“OSI”

OUTBACK STEAKHOUSE, INC.
a Delaware corporation

By:
Robert S. Merritt, Senior Vice President

“Franchisees”

Westminster Steakhouse, L.P.,
a California limited partnership

By:	Westminster Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President
Chico Steakhouse, L.P.,
a California limited partnership

By:	Chico Steakhouse, Inc.
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Redding Steakhouse, L.P.,
a California limited partnership

By:	Redding Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Salinas Steakhouse, L.P.,
a California limited partnership

By:	Salinas Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Golden Gate Steakhouse, L.P.,
a California limited partnership

By:	Golden Gate Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Stockton Steakhouse, L.P.,
a California limited partnership

By:	Stockton Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Great Steakhouse, L.P.,
a California limited partnership

By:	Great Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Pinole Steakhouse, L.P.,
a California limited partnership

By:	Pinole Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Daly City Steakhouse, L.P.,
a California limited partnership

By:	Daly City Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Vacaville Steakhouse, L.P.,
a California limited partnership

By:	Vacaville Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

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Puente Hills Steakhouse, L.P.,
a California limited partnership

By:	Puente Hills Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Elk Grove Steakhouse, L.P.,
a California limited partnership

By:	Elk Grove Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Arcadia Steakhouse, L.P.,
a California limited partnership

By:	Arcadia Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Thousand Oaks Steakhouse, L.P.,
a California limited partnership

By:	Thousand Oaks Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Santa Barbara Steakhouse, L.P.,
a California limited partnership

By:	Santa Barbara Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Almaden Steakhouse, L.P.,
a California limited partnership

By:	Almaden Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Norwalk Steakhouse, L.P.,
a California limited partnership

By:	Norwalk Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Newport Steakhouse, L.P.,
a California limited partnership

By:	Newport Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Corona Steakhouse, L.P.,
a California limited partnership

By:	Corona Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

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Irvine Steakhouse, L.P.,
a California limited partnership

By:	Irvine Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

South San Diego Steakhouse, L.P.,
a California limited partnership

By:	South San Diego Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Covina Steakhouse, L.P.,
a California limited partnership

By:	Covina Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Victorville Steakhouse, L.P.,
a California limited partnership

By:	Victorville Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Garden Grove Steakhouse, L.P.,
a California limited partnership

By:	Garden Grove Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Buena Park Steakhouse, L.P.,
a California limited partnership

By:	Buena Park Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Long Beach Steakhouse, L.P.,
a California limited partnership

By:	Long Beach Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Ontario Steakhouse, L.P.,
a California limited partnership

By:	Ontario Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Oceanside Steakhouse, L.P.,
a California limited partnership

By:	Oceanside Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Mission Valley Steakhouse, L.P.,
a California limited partnership

By:	Mission Valley Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

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Temecula Steakhouse, L.P.,
a California limited partnership

By:	Temecula Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Roseville Steakhouse, L.P.,
a California limited partnership

By:	Roseville Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Burbank Steakhouse, L.P.,
a California limited partnership

By:	Burbank Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Foothill Ranch Steakhouse, L.P.,
a California limited partnership

By:	Foothill Ranch Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

880 Steakhouse, L.P.,
a California limited partnership

By:	880 Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Rohnert Park Steakhouse, L.P.,
a California limited partnership

By:	Rohnert Park Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Dublin Steakhouse, L.P.,
a California limited partnership

By:	Dublin Steakhouse, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

Sacramento Steakhouse II, L.P.,
a California limited partnership

By:	SAC Steakhouse II, Inc.,
a California corporation,
its sole general partner

By:
Thomas J. Shannon, Jr., President

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Exhibit A

Westminster Steakhouse, L.P., a California limited partnership
Chico Steakhouse, L.P., a California limited partnership
Redding Steakhouse, L.P., a California limited partnership
Salinas Steakhouse, L.P., a California limited partnership
Golden Gate Steakhouse, L.P., a California limited partnership
Stockton Steakhouse, L.P., a California limited partnership
Daly City Steakhouse, L.P., a California limited partnership
Vacaville Steakhouse, L.P., a California limited partnership
Almaden Steakhouse, L.P., a California limited partnership
Pinole Steakhouse, L.P., a California limited partnership
Great Steakhouse, L.P., a California limited partnership
Elk Grove Steakhouse, L.P., a California limited partnership
Arcadia Steakhouse, L.P., a California limited partnership
Thousand Oaks Steakhouse, L.P., a California limited partnership
Santa Barbara Steakhouse, L.P., a California limited partnership
Victorville Steakhouse, L.P., a California limited partnership
Long Beach Steakhouse, L.P., a California limited partnership
Irvine Steakhouse, L.P., a California limited partnership
Newport Steakhouse, L.P., a California limited partnership
Norwalk Steakhouse, L.P., a California limited partnership
Puente Hills Steakhouse, L.P., a California limited partnership
Covina Steakhouse, L.P., a California limited partnership
Corona Steakhouse, L.P., a California limited partnership
Garden Grove Steakhouse, L.P., a California limited partnership
Buena Park Steakhouse, L.P., a California limited partnership
Burbank Steakhouse, L.P., a California limited partnership
Foothill Ranch Steakhouse, L.P., a California limited partnership
Oceanside Steakhouse, L.P., a California limited partnership
Mission Valley Steakhouse, L.P., a California limited partnership
Temecula Steakhouse, L.P., a California limited partnership
South San Diego Steakhouse, L.P., a California limited partnership
Ontario Steakhouse, L.P., a California limited partnership
880 Steakhouse, L.P., a California limited partnership
Rohnert Park Steakhouse, L.P., a California limited partnership
Roseville Steakhouse, L.P., a California limited partnership
Dublin Steakhouse, L.P., a California limited partnership
Sacramento Steakhouse II, L.P., a California limited partnership